EXHIBIT 10.2

                      FIRST AMENDMENT TO THIRD AMENDED AND

                      RESTATED LOAN AND SECURITY AGREEMENT

      THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "AMENDMENT") is made and entered into this 29th day of September, 1997, by and among FLEET CAPITAL CORPORATION ("FLEET"), a Rhode Island corporation, with an office at 2711 Haskell Avenue, Suite 2100, LB 21, Dallas, Texas 75204, BANKBOSTON, N.A. ("BOSTON"), a national banking association, with an office at 100 Federal Street, Boston, Massachusetts 02110 (Fleet and Boston are collectively referred to as "LENDERS" or each individually a "LENDER"), FLEET, as agent for Lenders (Fleet, in such capacity, the "AGENT"), BRAZOS, INC. ("BRAZOS"), a Texas corporation, with its chief executive offices at 3860 Virginia Avenue, Cincinnati, Ohio 45227, and MORNING SUN, INC. ("MORNING SUN"), a Washington corporation, with its chief executive offices at 3500 20th Street E., Building C, Tacoma, Washington 98401 (Brazos and Morning Sun being hereinafter individually and collectively referred to as "BORROWER", as governed by the provisions of SECTION 1.5 and SECTION 1.6 of the Loan Agreement [as hereinafter defined]).

                                    RECITALS

      A. Borrower, Agent and Lenders entered into that certain Third Amended and Restated Loan and Security Agreement, dated as of July 2, 1997 ("LOAN AGREEMENT").

      B. Borrower desires that Brazos enter into and close the purchase of substantially all of the assets of CS Crable Sportswear, Inc., an Ohio corporation ("CRABLE"), pursuant to the terms, conditions and provisions of that certain Asset Purchase Agreement, dated September 29, 1997, by and between Brazos and Crable (the "CRABLE ASSET PURCHASE AGREEMENT") (the "CRABLE ASSET ACQUISITION").

      C. In connection with the Crable Asset Acquisition, Borrower has requested that Lenders and Agent consent to the Crable Asset Acquisition and to amend the Loan Agreement in the manner set forth in this Amendment, and Lenders and Agent are willing to do so upon the terms and conditions set forth in this Amendment.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

      1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                  ARTICLE II

                                  AMENDMENTS

      2.01 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; AMENDMENT TO DEFINITION OF BORROWING BASE. The definition of "Borrowing Base" set forth in
SECTION 1.1 of the Loan Agreement is hereby amended by (i) deleting the reference therein to the dollar amount "$30,000,000" and substituting therefor the dollar amount "$35,000,000", and (ii) deleting the reference therein to the dollar amount "$500,000" and substituting therefor the dollar amount "$1,000,000".

      2.02 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; AMENDMENT AND RESTATEMENT OF CERTAIN DEFINITIONS. The definition of "Existing Boston Revolving Credit Note," "Existing Fleet Revolving Credit Note," "Revolving Credit Commitment," and "Revolving Credit Notes" set forth in SECTION 1.1 of the Loan Agreement is hereby amended and restated in their entirety to read as follows:

      "EXISTING BOSTON REVOLVING CREDIT NOTE - that certain Second Amended and Restated Revolving Credit Note, dated July 2, 1997, in the original principal amount of $20,600,000.00 executed by Borrower and payable to the order of Boston."

      "EXISTING FLEET REVOLVING CREDIT NOTE - that certain Second Amended and Restated Revolving Credit Note, dated July 2, 1997, in the original principal amount of $29,400,000.00 executed by Borrower and payable to the order of Fleet."

      "REVOLVING CREDIT COMMITMENT - $70,000,000.00. Fleet's maximum portion of the Revolving Credit Commitment is $41,160,000.00, i.e., Fleet's Revolving Credit Commitment is $41,160,000.00. Boston's maximum portion of the Revolving Credit Commitment is $28,840,000.00, i.e., Boston's Revolving Credit Commitment is $28,840,000.00."

      "REVOLVING CREDIT NOTES - those certain Third Amended and Restated Revolving Credit Notes, to be executed by Borrower on or about the date of the First Amendment, in favor of each Lender, to evidence Borrower's indebtedness to such Lender for its Revolving Credit Percentage, the Third Amended and Restated Revolving Credit Note in favor of Fleet to be in the form of ANNEX I attached to the First Amendment, as the same may be amended, renewed, extended, modified or restated from time to time, the provisions of which are in amendment and restatement of, and in replacement for, the provisions of the Existing Fleet Revolving Credit Note, and the Third Amended and Restated Revolving Credit Note in favor of Boston to be in the form of ANNEX II attached to the First Amendment, as the same may be amended, renewed, modified, extended or restated from time to time, the provisions of which are in amendment and restatement of, and in replacement for, the provisions of the Existing Boston Revolving Credit Note."

      2.03 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; ADDITION OF CERTAIN DEFINITIONS. SECTION 1.1 of the Loan Agreement is hereby amended by adding thereto in alphabetical order the following definitions:

            "CRABLE ASSET ACQUISITION - as defined in the preamble to the First Amendment."

            "FIRST AMENDMENT - that certain First Amendment to Third Amended and Restated Loan and Security Agreement, dated as of September 29, 1997, executed by Borrower, Lenders and Agent."

      2.04 AMENDMENT TO SUBSECTION 2.1(B) OF THE LOAN AGREEMENT. SUBSECTION 2.1(B) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

      "(B) The Revolving Credit Loans shall be used solely for (i) the purchase price and other costs and expenses related to the consummation of the Transaction, (ii) the purchase price and other costs and expenses related to the consummation of the Crable Asset Acquisition and (iii) Borrower's general operating capital needs to the extent not inconsistent with the provisions of this Agreement."

      2.05 AMENDMENT TO SUBSECTION 3.1(A) OF THE LOAN AGREEMENT. SUBSECTION 3.1(A) of the Loan Agreement is hereby amended by deleting the reference therein to the phrase "two percent (2.00%)" and substituting therefor the phrase "one and three-fourths percent (1.75%)".

      2.06 ADDITION OF A NEW SUBSECTION 3.1(A-1) TO THE LOAN AGREEMENT. A new SUBSECTION 3.1(A- 1), INTEREST RATE REDUCTION is hereby added to the Loan Agreement, to read in its entirety as follows:

      "(A-1)INTEREST RATE REDUCTION. So long as no Default or Event of Default has occurred and is continuing, in the event that the ratio of (i) the Consolidated net earnings before provision for income taxes and interest expense, and excluding any non-cash charges associated with the reorganization of Borrower's facilities ("READJUSTED EBIT") of Parent and its Subsidiaries for the calendar year ending December 31, 1997, to (ii) the Consolidated pro forma interest expense of Parent and its Subsidiaries for such calendar year and prepared on the same pro forma basis, is equal to or greater than 1.4 to 1.0, as reflected in pro forma Consolidated financial statements of Parent and its Subsidiaries prepared by Parent and verified by Agent's auditors, and approved by Agent, which approval shall not be unreasonably withheld, then the Applicable Annual Rate as to Eurodollar Revolving Credit Loans shall be reduced to the rate per annum equal to one and one-half percent (1.50%) above the Eurodollar Base Rate for the Eurodollar Interest Period applicable thereto. Readjusted EBIT and the calculation of interest expense shall be prepared on a pro forma basis consistent with the calculation of Adjusted EBITDA (other than calculations made to add back depreciation and amortization in connection with the calculation of EBITDA) as reflected in the supplemental financial data included in footnote (9) to the pro forma combined statement of operations of Parent, its Consolidated Subsidiaries (including Brazos), Plymouth, Sun Sportswear, Morning Sun and Premier included at page 29 in the Offering Memorandum dated June 26, 1997, which was prepared by Parent in connection with the offer and sale of the Parent Senior Notes. A copy of such Offering Memorandum has been previously provided to each of the Lenders. Notwithstanding anything herein to the contrary, the calculation of Readjusted EBIT shall only include cost reductions that have been actually implemented and are verifiable. The calculation of Readjusted EBIT will not include any pro forma adjustment for the results of operations of Crable prior to the closing of the Crable Asset Acquisition. The calculation of pro forma interest expense will not include any adjustment related to the period prior to such for debt incurred in connection with the Crable Asset Acquisition. Such reduction in the Applicable Annual Rate shall be effective only for Eurodollar Revolving Credit Loans requested after the date on which Agent has received and reviewed such pro forma financial statements demonstrating compliance with the above-described rate adjustment test. The rate reduction made pursuant to this SUBSECTION 3.1(A-1) shall remain in effect only for so long as no Event of Default has occurred."

      2.07 AMENDMENT TO SUBSECTION 9.2(W) OF THE LOAN AGREEMENT. SUBSECTION 9.2(W) of the Loan Agreement is hereby amended by deleting the reference therein to the dollar amount "$6,000,000.00" and substituting therefor the dollar amount "$7,000,000.00".

      2.08 AMENDMENT TO EXHIBIT B OF THE LOAN AGREEMENT. EXHIBIT B of the Loan Agreement, the Borrower's business locations, is hereby deleted in its entirety and replaced with EXHIBIT B attached hereto as ANNEX III.

      2.09 AMENDMENT TO EXHIBIT D OF THE LOAN AGREEMENT. EXHIBIT D of the Loan Agreement, the corporate names of Borrower, is hereby deleted in its entirety and replaced with EXHIBIT D attached hereto as ANNEX IV.

      2.10 AMENDMENT TO EXHIBIT E OF THE LOAN AGREEMENT. EXHIBIT E of the Loan Agreement, the Borrower's patents, trademarks, copyrights and licenses, is hereby deleted in its entirety and replaced with EXHIBIT E attached hereto as ANNEX V.

      2.11 AMENDMENT TO EXHIBIT K OF THE LOAN AGREEMENT. EXHIBIT K of the Loan Agreement, the Borrower's capitalized leases and summary of real estate lease terms, is hereby deleted in its entirety and replaced with EXHIBIT K attached hereto as ANNEX VI.

      2.12 AMENDMENT TO EXHIBIT U OF THE LOAN AGREEMENT. EXHIBIT U of the Loan Agreement, the form of Borrowing Base Report, is hereby deleted in its entirety and replaced with EXHIBIT U attached hereto as ANNEX VII.

                                  ARTICLE III

                                  CONDITIONS

      3.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lenders and Agent:

            (a) Lenders shall have received each of the following, each of which shall be in form and substance satisfactory to Lenders, in their sole discretion:

                  (i) this Amendment, duly executed by Borrower, together with the Consent, Ratification and Release duly executed by Brazos Sportswear, Inc.;

                  (ii) (a) the Third Amended and Restated Revolving Credit Note, in the form of ANNEX I attached hereto, duly executed by Borrower, in favor of Fleet, and (b) the Third Amended and Restated Revolving Credit Note, in the form of ANNEX II attached hereto, duly executed by Borrower, in favor of Boston;

                  (iii) the written opinion of Porter & Hedges, L.L.P., counsel to Borrower, regarding Borrower, the execution of this Amendment, the other Loan Documents executed in connection herewith, the Crable Asset Acquisition and the other transactions contemplated hereby, to be in form and substance satisfactory to Lenders, in their sole discretion;

                  (iv) a certificate executed by the President of Borrower, setting forth in reasonable detail the sources and uses of funds in the transactions contemplated herein and in the Crable Asset Acquisition;

                  (v) a certificate regarding the Solvency of Borrower, which includes a pro forma balance sheet and cash flow projections and analyses for Borrower, executed by the President of Borrower;

                  (vi) a closing certificate signed by the President of Borrower, dated as of the date of this Amendment, stating that (A) the representations and warranties set forth in SECTION 8 of the Loan Agreement, as amended by this Amendment, are true and correct as of such date, other than for such representations and warranties which relate to a specific date, (B) Borrower is on such date in compliance with all the terms and provisions set forth in the Loan Agreement, as amended by this Amendment, and (C) on such date no Default or Event of Default has occurred or is continuing, except for such Defaults or Events of Default as have been specifically disclosed in writing by Borrower to Agent;

                  (vii) a company general certificate, certified by the Secretary or Assistant Secretary of the Borrower, acknowledging (A) that the Borrower's Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by the Borrower of this Amendment and all other Loan Documents to which the Borrower is or is to be a party, and (B) the names of the officers of the Borrower authorized to sign this Amendment and each of the other Loan Documents to which the Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

                  (viii)written instructions from Borrower directing the application of proceeds of the Loans to be made on the date hereof;

                  (ix) evidence satisfactory to Agent of the satisfaction (or waiver by Brazos) of all conditions precedent to the Crable Asset Purchase Agreement, and a copy of the fully executed Crable Asset Purchase Agreement, together with all exhibits and schedules thereto, and evidence that the Crable Asset Acquisition has been consummated in accordance with the provisions of the Crable Asset Purchase Agreement;

                  (x) copies of all filing receipts or acknowledgments issued by any governmental authority to evidence any filing or recordation necessary to perfect the Liens of Agent, for the benefit of Lenders, in the Collateral (including the assets acquired in the Crable Asset Acquisition) and evidence to Agent and Lenders that such Liens constitute valid and first-priority perfected security interests and Liens;

                  (xi) landlord consent letters from such of the landlords as shall be required by Agent, in form and substance satisfactory to Lenders, as to each new location of Borrower resulting from the Crable Asset Acquisition;

                  (xii) certified copies of Borrower's casualty insurance policies, together with endorsements naming Agent, for the benefit of Lenders, as loss payee and as mortgagee pursuant to a standard mortgagee clause, and certified copies of Borrower's liability insurance policies, together with endorsements naming Agent, for the benefit of Lenders, as a co-insured; and

                  (xiii)such additional documents, instruments and information as Lenders or their legal counsel may request.

            (b) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically disclosed in writing by Borrower to Lender.

            (c) All conditions precedent in the Loan Agreement to the making of a Loan pursuant to the Loan Agreement shall have been fully satisfied or waived in writing by Agent and each Lender.

            (d) The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, other than for such representations and warranties which relate to a specific date.

            (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lenders and Agent and their legal counsel.

                                  ARTICLE IV

                                LIMITED WAIVER

      By execution of this Amendment and upon satisfaction of the conditions set forth in SECTION 3.01 of this Amendment, Agent and Lenders hereby waive any Default and/or Event of Default arising under the Loan Agreement solely by reason of Borrower's violation of SECTION 9.2(A) of the Loan Agreement resulting from Crable Asset Acquisition. Except as specifically provided in this ARTICLE IV, nothing contained in this Amendment shall be construed as a waiver by Lenders or Agent of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower, Agent and/or any Lender, and the failure of Agent and/or any Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent and/or any Lender to thereafter demand strict compliance therewith. Lenders and Agent hereby reserve all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower, Agent and/or any Lender.

                                   ARTICLE V

                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

      5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Lenders and Agent agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

      5.02 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lenders and Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof, as though made on and as of each such date, other than representations and warranties which relate to a specific date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lenders or has been specifically disclosed in writing by Borrower to Lenders;
(d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby, except as has been otherwise specifically disclosed in writing by Borrower to Lenders; and
(e) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith, and the consummation of the Crable Asset Acquisition, does not violate any provision of the Parent Senior Notes or any document executed in connection therewith, including the Indenture.

                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS

      6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by any Lender or Agent or any closing shall affect the representations and warranties or the right of any Lender or Agent to rely upon them.

      6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

      6.03 EXPENSES OF LENDERS AND AGENT. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lenders and Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lenders' and Agent's legal counsel, and all costs and expenses incurred by Lenders and Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lenders' and Agent's legal counsel.

      6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lenders, Agent and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lenders and Agent.

      6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by any Lender or Agent to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

      6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      6.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER, LENDERS AND AGENT.

      6.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY LENDER OR AGENT. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS AND AGENT, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST ANY LENDER OR AGENT, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

      IN WITNESS WHEREOF, this Amendment has been executed as of the date first above-written, to be effective as of the respective date indicated above.


                                          BRAZOS, INC.

                                          By:  /s/

                                          Name:

                                          Title:


                                          MORNING SUN, INC.

                                          By:  /s/

                                          Name:

                                          Title:


                                          FLEET CAPITAL CORPORATION,
                                          as Agent

                                          By:  /s/

                                          Name:

                                          Title:


                                          FLEET CAPITAL CORPORATION,
                                          in its individual capacity

                                          By:  /s/

                                          Name:

                                          Title:

                                          BANKBOSTON, N.A.

                                          By:  /s/

                                          Name:

                                          Title: